November 12, 2004

Technitrol, Inc.
1210 Northbrook Drive, Suite 385
Trevose, PA 19053

AMI Doduco, Inc.
Murray Corporate Park
1003 Corporate Drive
Export, PA 15632

Gentlemen:

Upon your acceptance of the terms of this letter agreement as evidenced by your execution and delivery to Fleet Precious Metals Inc. d/b/a Bank of America Precious Metals (the "Consignor"), on or before the date hereof, of a copy of this letter, Technitrol, Inc. and AMI Doduco, Inc. (f/k/a Advanced Metallurgy, Incorporated) (collectively, the "Customer") and the Consignor agree, effective as of the date hereof to amend the fifth sentence of Paragraph 1 of that certain Consignment Agreement dated as of November 18, 1997, by and between the Consignor and the Customer, as the same may have been heretofore amended (as amended, the "Consignment Agreement"), to read as follows:

At no time shall the value of consigned commodities exceed (i) $33,000,000; (ii) such limit as the parties may agree upon; or (iii) such limit as Consignor may approve in its sole discretion ("Consignment Limit").

Except as amended hereby, the Consignment Agreement and all agreements securing the Consignment Agreement shall remain in full force and effect and are in all respects hereby ratified and affirmed.

Sincerely,

FLEET PRECIOUS METALS INC.
D/B/A BANK OF AMERICA
PRECIOUS METALS INC.
Consignor

By: /s/ Anthony J. Capuano
Anthony J. Capuano
Senior Vice President

Technitrol, Inc.
AMI Doduco, Inc.
November 12, 2004

ACCEPTED AND AGREED AS OF THE
12TH DAY OF NOVEMBER, 2004.

TECHNITROL, INC.
Customer

By: /s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and Chief Financial Officer

AMI DODUCO, INC.
Customer

By: /s/ Thomas J. Considine, Jr.
Thomas J. Considine, Jr.
Treasurer

The above signatory has the authority to execute the above amendment on behalf of Technitrol, Inc.

TECHNITROL, INC.

By: /s/ Thomas J. Considine, Jr.
Thomas J. Considine, Jr.
Vice President Treasurer and Secretary

The above signatory has the authority to execute the above amendment on behalf of AMI Doduco, Inc.

AMI DODUCO, INC.

By: /s/ Drew A. Moyer
Drew A. Moyer
Secretary